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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report December 3, 2002
                        (Date of earliest event reported)




                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)





           Delaware                        1-13647               73-1356520
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(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)





                  5330 East 31st Street, Tulsa, Oklahoma 74135
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (918) 660-7700







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ITEM 5.      OTHER EVENTS


On December 3, 2002, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the "Company"), announced a new corporate operating structure.

A copy of the press release announcing the new corporate operating structure is attached as Exhibit 99.5 to this Form 8-K and is incorporated herein by reference.


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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The Exhibits to this report are listed in the Index to Exhibits set forth elsewhere herein.




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                                   SIGNATURE
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized.


                     DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
                     -------------------------------------
                                  (Registrant)


                                        By:     /s/ STEVEN B. HILDEBRAND
                                               ---------------------------------
Date:   December 5, 2002                Name:   Steven B. Hildebrand
                                        Title:  Executive Vice President,  Chief
                                                Financial   Officer,   Principal
                                                Accounting Officer and Principal
                                                Financial Officer



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                                INDEX TO EXHIBITS
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 Exhibit No.                       Description
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    99.5      Press Release  issued by Dollar Thrifty  Automotive Group, Inc. on
              December 3, 2002, announcing its new corporate operating structure





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